UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   November 4, 2013

INTERNATIONAL RECTIFIER CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-7935	95-1528961
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 N. Sepulveda Blvd., El Segundo, California 90245

(Address of Principal Executive Offices) (Zip Code)

(310) 726-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07              Submission of Matters to a Vote of Security Holders.

(a)              The Company held its 2013 annual meeting of stockholders (the “Annual Meeting”) on November 4, 2013.

(b)              At the Annual Meeting, stockholders voted on the following three proposals (described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on September 25, 2013). The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

Proposal 1                Proposal for Election of Directors. The following nominees for election to hold office for a term ending at the 2014 annual meeting of stockholders received the number of votes set forth opposite their respective names:

	For	Withheld	Broker Non- Votes
Robert S. Attiyeh	59,274,073	467,425	4,449,750
Mary B. Cranston	54,318,636	5,422,862	4,449,750
Richard J. Dahl	59,603,858	137,640	4,449,750
Dwight W. Decker	59,284,185	457,313	4,449,750
Didier Hirsch	59,285,547	455,951	4,449,750
Oleg Khaykin	59,609,267	132,231	4,449,750
Thomas A. Lacey	58,980,658	760,840	4,449,750
James D. Plummer	58,936,364	805,134	4,449,750
Barbara L. Rambo	59,067,301	674,197	4,449,750
Rochus E. Vogt	58,927,113	814,385	4,449,750

All ten nominees listed above were elected to serve for a term ending at the Company’s 2014 annual meeting of stockholders.

Proposal 2                Proposal to approve, by non-binding vote, the compensation of the Company’s named executive officers.  The advisory proposal to approve, by non-binding vote, the compensation of the Company’s named executive officers received the following votes:

For	Against	Abstentions	Broker Non-Votes
57,333,673	1,808,730	599,095	4,449,750

The advisory proposal was approved.

Proposal 3                Proposal for ratification of appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s 2014 fiscal year. The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2014 received the following votes:

For	Against	Abstentions	Broker Non-Votes
63,284,833	874,419	31,996	N/A

The appointment of Ernst & Young LLP was ratified.

Item 7.01.   Regulation FD Disclosure.

On November 4, 2013, the Company issued a press release announcing the results of the Annual Meeting.  A copy of that press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, will not be treated as filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this report. The furnishing of the information in this Item 7.01 of this report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information in this Item 7.01 is material investor information that is not otherwise publicly available.

Item 9.01.   Financial Statement and Exhibits

(d)  Exhibits

Exhibit Number	Description
99.1	Press release of International Rectifier Corporation, dated November 4, 2013, announcing results of the 2013 annual meeting of stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2013	INTERNATIONAL RECTIFIER CORPORATION

	By:	/s/ Timothy E. Bixler
		Name:	Timothy E. Bixler
		Title:	Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of International Rectifier Corporation, dated November 4, 2013, announcing results of the 2013 annual meeting of stockholders.